                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-5                                   WEIGHTED AVERAGE PC RATE:    6.87229%
POOL NUMBER:  Group 1 = 1729, 1730
____________________________________________________________________________________________

ISSUE DATE:  04/27/2001
CERTIFICATE BALANCE AT ISSUE:    $449,318,319.75

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     147                          $57,596,321.24
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                      $67,456.62
Unscheduled Principal Collection/Reversals                             $1,271.95
Liquidations-in-full                                       9       $3,300,265.07
Net principal Distributed                                          $3,368,993.64     ($3,368,993.64)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        138                          $54,227,327.60

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $360,478.25

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $30,634.03

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $3,698,837.86

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-5                                   WEIGHTED AVERAGE PC RATE:    6.87229%
POOL NUMBER:  Group 1 = 1729, 1730
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 1                $15,871.46
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $3,368,993.64       $329,844.22             $0.00       $329,844.22             $0.00     $3,698,837.86

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $4,657,522.00             $0.00             $0.00             $0.00     $4,657,522.00
Bankruptcy Bond
   Single-Units           $125,331.00             $0.00             $0.00             $0.00       $125,331.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $1,857,081.95             $0.00             $0.00             $0.00     $1,857,081.95

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    4      $1,530,226.86         1        $293,675.02         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         1        $505,548.59         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
06/25/2003 are as follows:

                Class       Class Principal Balance
                B1                 $5,871,157.51
                B2                 $3,479,311.99
                B3                 $2,174,448.99
                B4                 $1,522,259.49
                B5                   $869,779.60
                B6                 $1,289,084.79
                              __________________
                Total             $15,206,042.38
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of May 31, 2003):

SERIES:  2001-5                 POOL NUMBER:  Group 1 = 1729, 1730

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $54,227,327.60**        $2,329,450.47***        $1,530,226.86***
Number:                         1075                      6                       4
% of Pool:                    100.00%                  4.30%                   2.82%
(Dollars)
% of Pool:                    100.00%                  0.56%                   0.37%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $293,675.02***                $0.00***          $505,548.59***
Number:                           1                       0                       1
% of Pool:                    0.54%                    0.00%                   0.93%
(Dollars)
% of Pool:                    0.09%                    0.00%                   0.09%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all June 01, 2003 scheduled payments and May 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
May 31, 2003.

Trading Factor, calculated as of distribution date : 0.12068800.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including June 01, 2003, and unscheduled prepayments in months prior to June ) can be calculated.